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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 14, 2005

                         PACKAGING DYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-49741                32-0009217

(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
      of Incorporation)                                   Identification No.)

      3900 West 43rd Street, Chicago, Illinois                  60632
              (Address of Principal Executive Offices)        (Zip Code)

                                 (773) 843-8000
              (Registrant's telephone number, including area code)
                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05         Costs Associated with Exit or Disposal Activities.

                  On November 14, 2005, Packaging Dynamics Corporation issued a press release announcing that it will close its manufacturing plant in Farmers Branch, Texas. A copy of the press release, which is incorporated into this
Item 2.05 by reference, is attached hereto as Exhibit 99.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------      --------------------------------------------------------------
Exhibit 99        Packaging Dynamics Corporation Press Release, dated
                  November 14, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACKAGING DYNAMICS CORPORATION


Dated: November 14, 2005                    By:/s/ Patrick T. Chambliss
                                               -------------------------------
                                                   Patrick T. Chambliss
                                                   Vice President and Chief
                                                   Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------------------------------------------------------
Exhibit 99        Packaging Dynamics Corporation Press Release, dated
                  November 14, 2005